Exhibit 2
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                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.0001 par value, of The Boyds Collection, Ltd and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 26th day of October, 2005.


                                        D. E. Shaw Laminar Portfolios, L.L.C.

                                        By:  D. E. Shaw & Co., L.L.C.,
                                             as managing member

                                             By:  /s/ Julius Gaudio
                                                 -------------------------------
                                                 Julius Gaudio
                                                 Managing Director


                                        D. E. Shaw & Co., L.P.

                                        By:  /s/ Julius Gaudio
                                            -------------------------------
                                            Julius Gaudio
                                            Managing Director


                                        D. E. Shaw & Co., L.L.C.

                                        By:  /s/ Julius Gaudio
                                            -------------------------------
                                            Julius Gaudio
                                            Managing Director


                                        David E. Shaw

                                        By:  /s/ Julius Gaudio
                                            -------------------------------
                                            Julius Gaudio
                                            Attorney-in-Fact for David E. Shaw